CONTINGENCIES	12 Months Ended
Jan. 31, 2020
Contingencies [abstract]
CONTINGENCIES

31. CONTINGENCIES

From time to time, the Company is involved in various litigation matters arising in the ordinary course of its business. Management is of the opinion that disposition of any current matter will not have a material adverse impact on the Company's financial position, results of operations, or the ability to carry on any of its business activities.

Legal proceedings

A complaint was filed in the Oregon State Circuit Court for Clackamas County, on April 29, 2019, by two current owners of Proudest Monkey Holdings, LLC (the former sole member of EFF) (the "Plaintiffs"), alleging contract, employment, and statutory claims with an amount in controversy of $1,837,500 against the Company, its wholly-owned subsidiaries 320204 US Holdings Corp, EFF, Swell Companies Limited, and Phantom Brands LLC, in addition to three directors, two officers, and one former employee. The Company and the other defendants wholly deny the allegations and claims made in the lawsuit and is defending and may counterclaim through the lawsuit. As a procedural update, the Company has filed an Oregon Rule of Civil Procedure (ORCP) 21 motion to dismiss all of the Plaintiffs' claims against it, its wholly-owned subsidiaries, and other defendants; the Rule 21 motions are pending before the court. Further, the Company's recent internal investigation, findings and self-reporting of actions and alleged malfeasance by the Plaintiffs at the EFF facility (discussed more fully below under Oregon Compliance) should serve to bolster the Company's defense and potential counterclaims in the litigation. Given that this legal proceeding is in a premature stage and the Company wholly denies the claims, no provision was recorded.

On or about May 30, 2019, Wallace Hill filed a civil claim in the Supreme Court of British Columbia alleging breach of contract and entitlement to 1,800,000 common shares of the Company, fully vested by March 1, 2019, and damages due to the lost opportunity to sell those shares after such date for a profit. On June 23, 2019, the Company circulated a letter to Wallace Hill terminating the agreement and accepting Wallace Hill's repudiation of the agreement based on Wallace Hill's previously published defamatory comments and termination of the agreement. Also, on June 23, 2019, the Company filed its response to the civil claim denying all claims and filed counterclaims alleging breach of contract, a declaratory judgment of termination of the agreement, defamation and an injunction from further defamatory comments. The civil action is pending, and it is too early to predict its resolution.

Earn out shares

The Company has granted the opportunity for the vendors of certain acquisitions to earn shares of the Company if certain conditions are satisfied. The earn out shares available to the vendors of Eco Firma Farms are considered to have no value (Note 7). The earn out shares available to the vendors of both Swell Companies and Phantom Farms (Notes 3 and 4) are recorded as a derivative liability (Note 21).